1933 Act Registration No. 333-53683
1940 Act Registration No. 811-8791

SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20546

FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.                                          [3]
Post-Effective Amendment No.                                         ___
                  and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Pre-Effective Amendment No.                                          [3]
Post-Effective Amendment No.                                         ___


                        STOCKCAR STOCKS MUTUAL FUND, INC.
               (Exact name of registrant as specified in Charter)

                           256 Raceway Drive, Suite 11
                        Mooresville, North Carolina 28115
              (Address of Principle Executive Offices and Zip Code)

                                  704-662-7096
               (Registrant's Telephone Number including Area Code)

                                Terence P. Smith
                              The Declaration Group
                           555 North Lane, Suite 6160
                             Conshohocken, PA 19428
                     (Name and Address of Agent for Service)


Approximate Date of Proposed Public Offering:
It is proposed that this filing will become effective as soon as practicable after this Registration Statement becomes effective.

Calculation of Registration Fee:

The Registrant hereby declares, pursuant to Rule 24f-2 under the Investment Company Act of 1940, and the Securities Act of 1933, that an indefinite number of shares of beneficial interest, no par value, is being registered by this Registration Statement.


The Registrant hereby states that this Registration Statement shall become effective as of September 16, 1998, in accordance with Section 8(a) of the Securities Act of 1933 or upon such date as the Commission, acting pursuant to said Section 8(a), may determine.

                           STOCKCAR STOCKS INDEX FUND

                              CROSS-REFERENCE SHEET
                            (As required by Rule 495)

Item No. on Form N-1A                   Caption or Subheading in Prospectus
---------------------                   -----------------------------------
                                        or Statement of Additional Information
                                        --------------------------------------

PART A - INFORMATION REQUIRED IN PROSPECTUS
-------------------------------------------

1.  Cover Page.                         Cover Page

2.  Synopsis.                           Investment Objectives and Policies;
                                        The StockCar Stocks Index; Cover Page

3.  Condensed Financial Information.    Fees and Expenses

4.  General Description                 General Information; Cover Page
    of Registrant.

5.  Management of the Fund.             Management of the Fund; Investment
                                        Adviser

5a. Management's Discussion of          Not Applicable
    Fund Performance

6.  Capital Stock and Other             Management of the Fund; Tax
    Securities.                         Considerations; Redeeming Shares

7.  Purchase of Securities Being        Purchasing Shares; Tax Considerations
    Offered.

8.  Redemption or Repurchase            Redeeming Shares; Tax Considerations

9.  Legal Proceedings                   Not Applicable

PART B. STATEMENT OF ADDITIONAL INFORMATION
-------------------------------------------

10. Cover Page.                         Cover Page

11. Table of Contents.                  Table of Contents

12. General Information and History     Not covered in Statement of Additional
                                        Information (covered under Item 4 of
                                        Part A)

13. Investment Objectives and           Investment Policies and Restrictions
    Policies.

14. Management of the Fund.             Investment Adviser; Directors and
                                        Officers

15. Control Persons and Principal       Directors and Officers;
    Holders of Securities.              Investment Adviser

16. Investment Advisory and other       Investment Adviser; Custodian;
    Services.                           Transfer Agent; Administration

17. Brokerage Allocation.               Portfolio Transactions

18. Capital Stock and Other             Capital Stock
    Securities.

19. Purchase, Redemption and Pricing    Determination of Net Asset Values,
    of Securities Being Offered

20. Tax Status.                         Tax Information

21. Underwriters.                       Distributor; Transfer Agent
    And Transfer Agents

22. Calculations of Performance Data.   Performance Information

23. Financial Statements                Not Applicable. See item 32 of Part C.

PART C
------

Information required to be included in PART C is set forth under the appropriate Item, so numbered, in PART C of the Registration Statement.
--------------------------------------------------------------------------------

                                   PROSPECTUS
                            Dated September 16, 1998


                           StockCar Stocks Index Fund
                           256 Raceway Drive, Suite 11
                        Mooresville, North Carolina 28115
                                  877-223-3863

StockCar Stocks Mutual Fund, Inc.(TM) (the "Company") is a newly organized, diversified open-end management investment company currently consisting of one portfolio, The StockCar Stocks Index Fund(TM) (the Fund"). The primary investment objectives of the Fund are growth of capital and current income. The Fund attempts to achieve its investment objectives by investing primarily in the stocks of the companies comprising the StockCar Stocks Index(TM) (the `Index"), a new, price sensitive index of companies involved in the sponsorship of or deriving income from NASCAR(R) sanctioned racing events at the Winston Cup racing level. The Index is calculated and published by the American Stock Exchange ("AMEX") under the ticker symbol "RCE".

The minimum investment in the Fund is $1,000 for regular accounts and $500 for retirement accounts. The minimum subsequent investment is $500 for regular accounts and $50 for retirement accounts. The Fund is a pure No-Load Fund. There are no 12b-1 marketing fees or other sales charges. This means that 100% of your initial investment is invested in shares of the Fund.

This Prospectus concisely sets forth the information you should know before you invest. Please read this Prospectus and keep it for future reference. A Statement of Additional Information (the "SAI") regarding the Fund, dated September 15, 1998, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. You can get a copy of the SAI at no charge by writing or calling the Fund at the address or telephone number listed above. The SEC maintains a web site (www.sec.gov) that contains the Statement of Additional Information and other information regarding the Fund.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

"NASCAR(R)" is a registered trademark of the National Association of Stock Car Auto Racing.

                                TABLE OF CONTENTS

Fees And Expenses.
Investment Objectives And Policies.
The StockCar Stocks Index(TM).
Risk Factors.
Purchasing Shares.
Redeeming Shares.
Tax Considerations.
Investment Adviser.
Management of the Fund.
General Information.

                                FEES AND EXPENSES

Shareholder Transaction Expenses:
---------------------------------

Sales Load Imposed on Purchases.                              None
Sales Load Imposed on Reinvested Dividends.                   None
Deferred Sales Load.                                          None
Redemption Fees.                                              0.5%*

* This fee is only imposed on shares that are held for less than six months. See "Redeeming Shares" for a fuller explanation of this fee.

Annual Fund Operating Expenses:  (as a percentage of net assets)
-------------------------------

The following table sets forth the regular operating expenses that are paid out of the Fund's average daily assets. These fees are used to pay for services such as the investment management of the Fund, maintaining shareholder records and furnishing shareholder statements. This is a new Fund without a prior operating history, so the following expense figures are estimates. True expenses may be greater or lower than those shown below.

Annual Fund Operating Expenses (as a percentage of average net assets)
Investment Advisory Fee                                          0.50%
Operating Services Fee                                           0.91%
Other Expenses (Estimated)                                       0.09%
                                                                 -----
Total Fund Operating Expenses                                    1.50%
(after any expense reimbursements)                               =====

Example of Shareholder Expenses Over Time.
------------------------------------------

Based on the fee schedule set forth above, you would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period;

                  One Year                   Three Years
                  --------                   -----------
                  $ 25.26                      $ 57.41

The above example is intended to help you understand the various costs and expenses you might incur over time when you invest in the Fund, but you should be aware that this is only an example of anticipated future expenses. Actual expenses may be greater or less than those shown. Because the Fund has no operating history, "Other Expenses" is based on estimated amounts for the Fund's first fiscal year. Not included in this example is a redemption fee of 0.50%, which is imposed on shares held for less than six months. Also, the Fund's Adviser has agreed to waive receipt of its fees and/or assume certain expenses of the Fund, if it becomes necessary, to help ensure that the Fund's expenses do not exceed 1.50% annually. If it becomes necessary for the Adviser to waive fees or assume expenses of the Fund, such actions would have the effect of lowering the expense ratio and increasing the yield to investors. Depending upon the future growth history of the Fund, the Adviser has estimated that fees and expenses of the Fund could be as high as 3.5% in the Fund's first fiscal year absent fee waivers and expense reimbursements.

                       INVESTMENT OBJECTIVES AND POLICIES

The Fund is a diversified mutual fund whose primary investment objectives are growth of capital and current income. The Fund seeks to achieve these objectives by investing primarily in the common stock of companies listed on the Stockcar Stocks Index(TM) (the "Index"), in approximately the same percentages as each company represents in the Index. The Index is a new, price sensitive index of companies involved in the sponsorship of or deriving income from NASCAR(R) sanctioned racing events at the Winston Cup(R) racing level. The Index presently is composed of 52 publicly traded companies, representing ten out of thirteen generally recognized industry sectors and ranging in market capitalization from approximately $170 million to $300 billion. The Index is composed of both very large, well established companies with a long history of capital growth and dividend payments, as well as smaller companies with rapid growth potential. Accordingly, the diverse composition of the Index lends itself to the achievement of both capital growth and current income. However, you should be aware that any investment in common stock entails risk, and there can be no assurance that the Fund's objectives will be achieved.


Under normal circumstances, the Fund will invest at least 95% of its net assets in the common stocks of the companies comprising the Index. For temporary liquidity purposes only, the Fund may invest up to 25% of its assets in other securities, such as United States Government bills and notes, money market instruments, repurchase agreements, and cash. The Fund will not invest in such securities for temporary or defensive purposes. You should be aware that any investment in securities not included in the Index will cause the performance of the Fund to vary from that of the Index.


                          THE STOCKCAR STOCKS INDEX(TM)

The StockCar Stocks Index(TM) is a new, unmanaged, Index consisting of publicly traded companies that are involved in the sponsorship of, or that derive revenues from, NASCAR(R) sanctioned racing events. "Unmanaged" means that the Index value will fluctuate with the price movements of the companies comprising the Index, according to a mathematical formulation, and no outside entity will exercise any influence or control over such movements. It also means that the criteria for inclusion of companies in the Index are objective and not subject to arbitrary change, so that any company that is eligible for inclusion in the Index must be included, and any company that ceases to qualify for inclusion in the Index must be deleted. The Index is calculated and published by the AMEX under the ticker symbol, "RCE". The Index is an equally weighted, price sensitive Index. This means that all the companies in the Index begin each calendar year with an equal weighting in the Index, and the Index value moves up and down based on the price movements of the companies in the Index. During the course of the year, the relative weighting of each company in the Index will fluctuate, reflecting its price performance relative to the other companies in the Index. At the end of each calendar year, the companies included in the Index are rebalanced to an equal weighting per company, and the entire process begins again. The AMEX, under a licensing agreement with the Adviser, will calculate and publish the Index, and will be responsible for rebalancing the Index weightings each year and adjusting the Index to reflect any additions or deletions to the Index.

The Index was created and is owned by the Adviser. The Adviser selects the companies to be included in or deleted from the Index, based on the criteria described below, and suggests such changes to the AMEX. The AMEX verifies the Adviser's suggested changes and, if necessary, adjusts the Index accordingly. The Index presently is composed of 52 companies, 33 of which are also listed on the S&P Composite Index of 500 Stocks(R) *(the "S&P 500"). The companies presently comprising the Index represent ten out of the thirteen generally recognized industry sectors and range in size from approximately $170 million to $300 billion in market capitalization. The Adviser maintains a web Site (www.stockcarstocks.com) which contains a complete listing of all the companies included in the Index and more information concerning the construction and maintenance of the Index.

* The S&P Composite Index of 500 Stocks(R) *(the "S&P 500") is a widely recognized index of companies generally considered to be representative of the US economy.

INDEX COMPOSITION CRITERIA. In order for a company to be included in the Index, that company must either be involved in the sponsorship of, or derive revenues from, NASCAR(R) (the National Association for Stock Car Auto Racing) sanctioned racing events at the Winston Cup(R) level only. NASCAR(R) is a private national association which oversees and regulates stock car racing in the United States, and sets standards and rules for such racing. The Winston Cup(R) Series is one of several NASCAR(R) racing series, and is considered to be the top level of stock car racing, due to the size of the prize moneys offered, the expense and time required of the racing teams and their sponsors, and the prestige and recognition of the racing series worldwide. There are other NASCAR(R) sanctioned racing levels, but the Adviser has determined not to include such levels in the Index because of the more frequent turnover in company involvement at such levels. Company involvement at the Winston Cup(R) level requires a substantial investment of time and money, and as a result, the companies that are involved in the sport at the Winston Cup(R) level tend to stay involved for much longer time periods.

To qualify for inclusion in the Index, a company must be a sponsor or derive revenue from NASCAR(R) events at the Winston Cup(R) level. The Adviser has determined that a company is a sponsor of NASCAR(R), and is therefore eligible for inclusion in the Index, only if it meets one or more of the following criteria:

(1) Lead Race Sponsors are those companies identified each year by NASCAR(R) as the lead company sponsoring one or more of the 32 annual Winston Cup(R) series races. A list of all Lead Race Sponsors is published annually by NASCAR(R), usually in December, for the following year's racing.

(2) Lead Car Sponsors are those companies that are the lead sponsor for each of the approximately 45 cars that participate in the Winston Cup(R) Series. Lead Car Sponsors generally can be distinguished from other car sponsors because the Company logo will appear on the hood of the car it sponsors. A list of all Lead Race Sponsors is published annually by NASCAR(R), usually in December, for the following year's racing.

(3) Major Product Sponsors are those companies that provide critical and necessary products to the approximately 45 cars and teams that participate in the Winston Cup(R) Series. The Adviser has determined that such critical and necessary products are limited to tires, gasoline and beverages for the teams.

A company will also qualify for inclusion in the Index if it derives revenues from NASCAR(R) sanctioned racing events at the Winston Cup(R) Level. The Adviser has determined that a company derives revenue from NASCAR(R), and is therefore eligible for inclusion in the Index, only if it meets one or more of the following criteria:

(1) It is a company that has an ownership interest in one or more of the race tracks that host the 32 annual Winston Cup(R) races.

(2) It is a company that produces souvenirs or memorabilia for the Winston Cup(R) Series under a licensing agreement with NASCAR(R).

(3) It is a company that broadcasts Winston Cup(R) Series races on television or radio under an agreement with NASCAR(R).

There are no minimum limits on the amount or percentage of total company revenue that must be derived from one of the above-described activities to qualify a company for inclusion in the Index. However, in order to minimize the risk of liquidity problems for the Fund in purchasing such otherwise eligible companies, the Adviser has determined that a company must have at least $25 million in market capitalization in order to be included in the Index. Presently, no company included in the Index has a market capitalization of less than $100 million.

Any publicly traded company that meets one of more of the criteria set forth above, and meets the minimum market capitalization requirements, is eligible for inclusion in the Index and must be included in the Index not later than the first calendar quarter after it has become eligible. The Adviser is responsible for monitoring the marketplace, identifying such eligible companies, and reporting such companies to the AMEX for inclusion in the Index. Conversely, any company in the Index that ceases to qualify under any of the above-described criteria must be removed from the Index at the end of the calendar year in which the company ceases to qualify, when the Index is rebalanced. The Adviser is responsible for monitoring the Index companies, identifying any companies that cease to qualify, and reporting such companies to the AMEX for deletion from the Index.


As described above, the Fund will attempt to replicate the performance of the Index by normally investing at least 95% of its net assets in the common stock of the companies comprising the Index, in approximately the same percentages as represented by the Index. You should be aware that at the end of each calendar year, when the Index is rebalanced and/or when companies are added to or deleted from the Index, the Adviser will also alter the Fund's investments to conform such investments to the Index composition. Such an investment management requirement imposes certain risks to the Fund, including the risks of losses or tax consequences to shareholders as a result of potential realized capital gains. You should also be aware that, although the Fund will attempt to replicate the performance of the Index, the Fund will incur certain expenses that will not be incurred by the Index, including transaction charges. Accordingly, the performance of the Fund will vary from that of the Index as a result of such expenses. The Adviser will attempt to maintain a correlation coefficient of at least 0.95 in performance between the Index and the Fund. This means that the Adviser will attempt to replicate at least 95% of the Index's performance. The Adviser will be responsible for tracking such performance, under the supervision of the Board of Directors of the Company, and the Board will take actions as it deems appropriate to remedy the lack of correlation should it not be maintained at the above-described levels. The Adviser has determined that, in order to fully replicate the performance of the Index, the Fund must have approximately $25 million in net assets. Until such asset levels are reached, the Adviser will invest Fund assets in a representative sample of Index securities and such other permissible securities as the Adviser deems likely to most closely track Index performance. You should be aware that there is no assurance that the Adviser will be successful in replicating the performance of the Index during this period.


A complete listing of the Fund's permissible investments, and the risks and investment restrictions pertaining to such investments, is as follows;

Common Stocks. The Fund may invest in the common stock of the companies comprising the Index. Common stock is issued by companies to raise cash for business purposes and represents a proportionate equity interest in the issuing companies. Therefore, the Fund participates in the success or failure of any company in which it holds common stock. The market value of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are especially sensitive to these factors. Despite the risk of price volatility, however, common stocks historically have offered the greatest potential for gain on investment, compared to other classes of financial assets. Further, there are additional risks inherent in the stock car racing business, and because the Fund will concentrate its investments in companies involved in that sport, the Fund will be exposed to the risks associated with the sport to a greater degree than will funds whose investment policies do not require or allow such concentration., However, the majority of the companies comprising the Index are large, well-established companies with a long history of growth and performance and whose product lines and services are only indirectly related to the stock car racing business, so the risks particular to the stock car racing business are somewhat reduced. Under normal circumstances, the Fund will invest at least 95% of its net assets in the common stock of companies comprising the Index. This is a fundamental policy of the Fund, and may not be changed without a vote of the majority of the outstanding shares of the Fund. A full listing of the Fund's fundamental investment policies, as well as those investment policies which may be changed by the Company's Board of Directors, may be found in the SAI in the Section entitled, "Investment Policies and Restrictions".

Preferred Stock. The Fund may invest in the preferred stock of the companies that comprise the Index, when the Adviser believes that such investments will help the Fund achieve its investment objective of current income without substantially and negatively affecting the Fund's investment objective of capital growth. Preferred stock generally pays dividends at a specified rate and generally has preference over common stock in the payments of dividends and the liquidation of the issuer's assets. Dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Accordingly, Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are also sensitive to changes in interest rates and in the issuer's creditworthiness. Accordingly, shareholders may experience a loss of value due to adverse interest rate movements or a decline in the issuer's credit rating. Finally, preferred stock is not included in the Index, so any investment in such stock will cause the performance of the Fund to vary from that of the index. For these reasons, the Fund will not invest more than 5% of its net assets in preferred stock.

Foreign Securities. The Fund may invest in common stock of foreign issuers which are publicly traded on U.S. exchanges either directly or in the form of American Depository Receipts (ADRs), but only if such foreign issuers are included in the Index. The Fund will only invest in ADRs that are issuer sponsored. Sponsored ADRs typically are issued by a U.S. bank or Trust company and evidence ownership of underlying securities issued by a foreign corporation. Investments in foreign securities involve greater risks compared to domestic investments. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes. Such taxes may reduce the net return to shareholders. Although the Fund intends to invest in securities of foreign issuers domiciled in nations which the Adviser considers as having stable and friendly governments, there is the possibility of expropriation, confiscation, taxation, currency blockage or political or social instability which could affect investments of foreign issuers domiciled in such nations. Further, there is the risk of loss due to fluctuations in the value of a foreign corporation's currency relative to the U.S. dollar. Further, if a foreign issuer is a member of the Index, the Fund will be obligated to invest in such security, even though the country of the issuer's domicile might not be considered by the Adviser to be friendly or stable.


Money Market Funds. The Fund may invest in securities issued by other registered investment companies that invest in short-term debt securities (i.e., money market funds) to maintain liquidity and for temporary and defensive purposes only. As a shareholder of another registered investment company, the Fund would bear its pro rata portion of that company's Advisory fees and other expenses. Such fees and expenses will be borne indirectly by the Fund's shareholders. The Fund may invest in such instruments to the extent that such investments do not exceed 5% of the Fund's net assets and/or 3% of any investment company's outstanding securities.


Debt Securities. The Fund may invest in U.S. Government debt securities including Treasury Bills and short term notes, to maintain liquidity, but only for periods not to exceed thirty days. U.S. Government securities include direct obligations of the U.S. Government and obligations issued by U.S. Government agencies and instrumentalities. The market value of such securities fluctuates in response to interest rates and the creditworthiness of the issuer. In the case of securities backed by the full faith and credit of the United States Government, shareholders are only exposed to interest rate risk. The Fund will not invest more than 5% of its net assets in such securities, and will not invest in any such security with a maturity in excess of one year.

Repurchase Agreements. The Fund may invest a portion of its assets in repurchase agreements ("Repos") with broker-dealers, banks and other financial institutions to maintain liquidity, provided that the Fund's custodian always has possession of the securities serving as collateral for the Repos or has proper evidence of book entry receipt of said securities. In a Repo, the Fund purchases securities subject to the seller's simultaneous agreement to repurchase those securities from the Fund at a specified time (usually one day) and price. The repurchase price reflects an agreed-upon interest rate during the time of investment. All Repos entered into by the Fund must be collateralized by U.S. Government Securities, the market values of which equal or exceed 102% of the principal amount of the money invested by the Fund. If an institution with whom the Fund has entered into a Repo enters insolvency proceedings, the resulting delay, if any, in the Fund's ability to liquidate the securities serving as collateral could cause the Fund some loss if the securities declined in value prior to liquidation. To minimize the risk of such loss, the Fund will enter into Repos only with institutions and dealers considered creditworthy, and will not invest more than 25% of its net assets in such transactions.

Cash Reserves. The Fund may, to meet liquidity needs, hold up to 25% of its net assets in cash for periods not to exceed thirty days. The primary risk associated with such a policy is that the Fund's performance will vary, perhaps significantly, from the performance of the Index when the Fund holds such a high percentage of cash reserves.


Options On Equity Securities and the Index. The Fund may enter into options contracts relating to the equity securities of companies included in the Index, may write (i.e. sell) covered put and call options on such securities and on the Index, and may purchase put and call options on such equity securities and on the Index. Such options can include long-term options with durations of up to three years. Although not normally anticipated to be widely employed, the Fund may use futures and options to increase or decrease its exposure to the effects of changes in security prices, to hedge securities held, to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures or options contract is priced more attractively than the underlying security or index. The Fund may enter into these transactions so long as the value of the underlying securities on which such options or futures contracts may be written at any one time does not exceed 100% of the net assets of the Fund, and so long as the initial margin required to enter into such contracts does not exceed five percent (5%)of the Fund's total net assets.


Risk Factors Associated With Futures And Options. The primary risks associated with the use of options and futures are; (1) imperfect correlation between a change in the value of the underlying security or index and a change in the price of the option or futures contract, and (2) the possible lack of a liquid secondary market for an options or futures contract and the resulting inability of the Fund to close out the position prior to the maturity date. The risk of imperfect correlation will be minimized by investing only in those contracts whose price fluctuations are expected to resemble those of the Fund's underlying securities. The risk that the Fund will be unable to close out a position will be minimized by entering into such transactions only on national exchanges and over-the-counter markets with an active and liquid secondary market.


Restricted And Illiquid Securities. The Fund will not invest more than 5% of its net assets in securities that the Adviser determines, under the supervision of the Board of Directors, to be illiquid and/or restricted. Illiquid securities are generally defined as securities that cannot be liquidated within seven (7) days at the approximate price at which the Fund has valued the instrument. Also, the sale of some illiquid and other types of securities may be subject to legal restrictions. Because illiquid and restricted securities may present a greater risk of loss than other types of securities, due to their lack of a ready market, the Fund will not invest in such securities in excess of the limits set forth above. You should be aware that in the event that more than 15% of the Index is comprised of companies considered to be illiquid, the Fund will be unable to precisely match its investments to the percentages contained in the Index, and that inability may pose additional risks to the Fund, including the risk that the performance of the Fund will vary from that of the Index.

When-Issued Securities And Delayed-Delivery Transactions. The Fund may purchase securities of companies comprising the Index on a when-issued basis, and it may purchase or sell such securities for delayed-delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place at some future date. The Fund may enter into such transactions when, in the Adviser's opinion, doing so may secure an advantageous yield and/or price to the Fund that might otherwise be unavailable. The Fund has not established any limit on the percentage of assets it may commit to such transactions, but to minimize the risks of entering into these transactions, the Fund will maintain a segregated account with its Custodian consisting of cash, cash equivalents, U.S. Government Securities or other high-grade liquid debt securities, denominated in U.S. dollars or non-U.S. currencies, in an amount equal to the aggregate fair market value of its commitments to such transactions. The Fund will not invest in excess of 5% of its net assets in these securities.

                                  RISK FACTORS

You may lose money by investing in the Fund. Your risk of loss is greater if you hold your investment for shorter time periods. The Fund may be appropriate for long-term investors who understand the potential risks and rewards of investing in common stocks. The value of the Fund's investments will vary from day-to-day, reflecting changes in market conditions, interest rates and other company, political, and economic news. Over the short-term, stock prices can fluctuate dramatically in response to these factors. However, over longer time periods, stocks, although more volatile, have historically shown greater growth potential than other investments. Presently, the Index is composed of only 52 companies, and this limited number of companies may pose additional risks to the Fund. Some of the companies included in the Index are considered to be smaller companies. Companies with small market capitalizations can be riskier investments than larger capitalized companies, due to their lack of experience, product diversification, cash reserves and lack of management depth. Further, the Fund has no operating history, and this may pose additional risks. There is risk involved in the Fund's investment policy of tracking the Index, due to the potential company turnover which may occur in the Index, the possible addition of companies to the Index which may not have a long operating history, and the risks inherent in the stock car auto racing industry. When you sell your Fund shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund can achieve its investment objective, since all investments are inherently subject to market risk.

                                PURCHASING SHARES

To purchase shares of the Fund, first complete and sign a New Account Purchase Application and mail it, together with your check for the total purchase price, to STOCKCAR STOCKS MUTUAL FUND, INC.(TM), C/O DECLARATION SERVICE COMPANY, 555 NORTH LANE, SUITE 6160, CONSHOHOCKEN, PA 19428. Checks are accepted subject to collection at full face value in United States currency. If your check does not clear, your purchase will be cancelled and you will be subject to any losses or fees incurred by the Fund with respect to the transaction.

You will receive a statement showing the number of shares purchased, the net asset value at which your shares were purchased, and the new balance of Fund shares owned, each time you purchase shares of the Fund. . The Fund does not issue stock certificates. All full and fractional shares will be carried on the books of the Fund.

Shares of the Fund are purchased at the net asset value next computed after the receipt and acceptance of your purchase order (See, "Determination of Net Asset Value." in the SAI). The Fund is a pure No-Load Fund. This means that you will not be charged any sales commissions, ongoing 12b-1 fees, or underwriting discounts. The minimum initial investment is $1,000, except for Individual
Retirement Accounts (IRAs) where the minimum is $500. Minimum subsequent purchases for regular accounts are $500 and $50 for IRA accounts. IRA Accounts are also subject to a transfer fee of $25 and an annual maintenance fee of $12. The maintenance fee is waived for accounts over $10,000.

You can make systematic investments of as little as $100 per month in the Fund. Please contact Declaration Service Company, at the address listed above, or call them at 187RACEFUND (1-877-223-3863) to set up a systematic investment plan.

All applications to purchase shares of the Fund are subject to acceptance by authorized officers of the Fund and are not binding until accepted. The Fund reserves the right to reject purchase orders under circumstances or in amounts considered disadvantageous to existing shareholders. Please see the Sections entitled "Purchasing and Redeeming Shares" and "Tax Information" for more information concerning share purchases.

You may direct inquiries concerning the Fund to:

                       STOCKCAR STOCKS MUTUAL FUNDS, INC.
                         C/O DECLARATION SERVICE COMPANY
                           555 NORTH LANE, SUITE 6160
                             CONSHOHOCKEN, PA 19428
                                 1-877-223-3863

                                REDEEMING SHARES

You may redeem your shares in the Fund at any time and for any reason. Upon receipt by the Fund of a redemption request in proper form, your shares of the Fund will be redeemed at their next determined net asset value. Redemption requests must be in writing and delivered to the Fund at STOCKCAR STOCKS FUNDS, INC.(TM), C/O DECLARATION SERVICE COMPANY, 555 NORTH LANE, SUITE 6160, CONSHOHOCKEN, PA 19428. To be in "proper form," your redemption request must:

1. Specify the number of shares or dollar amount to be redeemed, if less than all shares are to be redeemed;

2.   Be signed by all owners exactly as their names appear on the account;

3. If required, include a signature guarantee from any "eligible guarantor institution" as defined by the rules under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A notary public is not an eligible guarantor.

Further documentation, such as copies of corporate resolutions and instruments of authority may be requested from corporations, administrators, executors, personal representatives, Directors, or custodians to evidence the authority of the person or entity making the redemption request.

Signature Guarantees. A signature guarantee is designed to protect you and the Fund by verifying your signature. SIGNATURE GUARANTEES ARE REQUIRED WHEN: (1) establishing certain services after the account is opened; (2) requesting redemptions in excess of $10,000; (3) redeeming or exchanging shares, when proceeds are: (i) being mailed to an address other than the address of record,
(ii) made payable to other than the registered owner(s); or (4) transferring shares to another owner.

The redemption price per share is net asset value per share, determined as of the close of business on the day your redemption order is accepted by the Fund (See, "Purchasing and Redeeming Shares" in the SAI). If you hold your shares longer than six months, there is no redemption charge. Otherwise, a fee of 0.50% of the value of your redeemed shares will be deducted from the proceeds of your redemption and paid to the Fund. When you redeem your shares, they may be worth more or less than you paid for them, depending upon the value of the Fund's portfolio securities at the time of redemption. The Fund charges a transfer fee of $25 on redemptions of IRA accounts. This fee is in addition to the early redemption charge of 0.50%.

The Fund is open for business on each day that the New York Stock Exchange ("NYSE") is open. The Fund's share price or net asset value per share ("NAV") is normally determined as of 4:00 p.m., New York time. The Fund's share price is calculated by subtracting its liabilities from the closing fair market value of its total assets and dividing the result by the total number of shares outstanding on that day. Fund liabilities include accrued expenses and dividends payable, and its total assets include the market value of the portfolio securities as well as income accrued but not yet received. Since the Fund generally does not charge sales or redemption fees, the NAV is the offering price for shares of the Fund. For shares redeemed prior to being held for at least six months, the redemption value is the NAV less a service fee equal to 0.50% of the NAV.

If the value of your account falls below $1,000 as a result of previous redemptions and not market price declines, the Fund may redeem the shares in your account. However, the Fund will notify you first if such an event occurs, and you will have 60 days to bring your account balance up to the minimum levels before the Fund will exercise its option to redeem. Also, in the event your shares are redeemed by the Fund under such circumstances, you will not be charged any redemption fees, regardless of the time you have held your shares.

Payment for shares redeemed is made within seven days after receipt by the Fund of a request for redemption in proper form. If shares are purchased by check and redeemed by letter within seven business days of purchase, the Fund may hold redemption proceeds until the purchase check has cleared, provided that the Fund does not hold such proceeds for more than 15 calendar days. You will also be subject to a redemption fee of 0.50% of total assets in such a circumstance. The Fund reserves the right to suspend or postpone redemptions during any period when (a) trading on any of the major U.S. stock exchanges is restricted, as determined by the Securities and Exchange Commission, or that the major exchanges are closed for other than customary weekend and holiday closings, (b) the Commission has by order permitted such suspension, or (c) an emergency, as determined by the Commission, exists making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

                               TAX CONSIDERATIONS

The Fund intends to qualify as a regulated investment company under the Internal Revenue Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. To qualify as a regulated investment company, the Fund must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities, and distribute substantially all of such income to its shareholders at least annually.

The Fund intends to distribute to shareholders, at least annually, usually in September, substantially all net investment income and any net capital gains realized from sales of the Fund's portfolio securities. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless the shareholder has requested in writing to have them paid by check.

Dividends from investment income and net short-term capital gains are generally taxable to you as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares in the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

You will be advised annually of the source of distributions for federal income tax purposes.

If you fail to furnish your social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 31% (backup withholding) from your dividend, capital gain and redemption payments. Dividend and capital gain payments may also be subject to backup withholding if you fail to certify properly that you are not subject to backup withholding due to the under-reporting of certain income.

Taxable distributions generally are included in your gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

Distributions by the Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below your cost basis, such distribution would be taxable to you as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, you should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares include the amount of any forthcoming distribution so that you may receive a return of investment upon distribution which will, nevertheless, be taxable.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. You should consult a tax Adviser regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

                             MANAGEMENT OF THE FUND

The Company was incorporated in Maryland on May 18, 1998. The Board of Directors approves all significant agreements between the Company and the persons and companies that furnish services to the Fund, including agreements with the Fund's custodian, transfer agent, investment Adviser and administrator. The day-to-day operations of the Fund are delegated to the Adviser. The Statement of Additional Information contains background information regarding each of the Company's Directors and Executive Officers. The Company's Articles of Incorporation permit the Board of Directors to issue 500,000,000 shares of common stock. The Board of Directors has the power to designate one or more classes ("series") of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently the shares of the Fund are the only class of shares being offered by the Company. Shareholders are entitled: (i) to one vote per full share; (ii) to such distributions as may be declared by the Company's Board of Directors out of funds legally available; and
(iii) upon liquidation, to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of directors. The shares are redeemable and are fully transferable. All shares issued and sold by the Fund will be fully paid and nonassessable.

                               INVESTMENT ADVISER

MANAGEMENT AGREEMENTS. StockCar Stocks Advisors, LLC (the "Adviser") has entered into an Investment Advisory Agreement (the "Advisory Agreement") with the Fund to provide investment management services to the Fund. In addition, the Adviser has entered into an Operating Services Agreement (the "Services Agreement") with the Fund to provide virtually all day-to-day operational services to the Fund. As is further explained below, the combined effect of the Advisory Agreement and the Services Agreement is to place a cap or ceiling on the Fund's ordinary operating expenses at 1.41% of daily net asset value of the Fund, excepting brokerage, interest, taxes, litigation, and other extraordinary expenses. John
P. Allen II is Chief Executive Officer of the Adviser. Robert T. Carter is Portfolio Manager, and is responsible for all investment decisions relating to the Fund. Mr. Allen also serves as the President and as a Director of the Company.

SERVICES AGREEMENT. Under the terms of the Services Agreement, the Adviser, subject to the supervision of the Board of Directors, will provide day-to-day operational services to the Fund including, but not limited to, providing or arranging to provide accounting, administrative, legal (except litigation), dividend disbursing, transfer agent, registrar, custodial, fund share distribution, shareholder reporting, sub-accounting and record keeping services. The Services Agreement provides that the Adviser pays all fees and expenses associated with these and other functions, including, but not limited to, expenses of legal compliance, shareholder communications, and meetings of the shareholders. For such services, the Fund will pay to the Adviser on the last day of each month a fee equal to 0.91% of the average net asset value of the Fund, such fee to be computed daily based upon the net asset value of the Fund. The Adviser has entered into an Investment Company Services Agreement with Declaration Service Company to provide Transfer Agent and essentially all administrative services for the Fund.

Mr. Carter, the Fund's portfolio manager, has over thirty-five years experience managing funds for registered investment companies and private and institutional clients. From 1996-1998, Mr. Carter was Head of Private Client Financial and Advisory Services for McCauley Development Group in Chicago, Illinois. He was a senior equity and fixed-income portfolio manager for Duff & Phelps Investment Management in Chicago, Illinois from1989-1996, managing over $300 million in mutual fund, institutional and private client assets. Mr. Carter has managed private client, institutional and mutual fund assets since 1960. Mr. Carter is a Chartered Financial Analyst and a graduate of The College of Wooster.

Pursuant to the terms of the Advisory Agreement, the Adviser manages the investment of the assets of the Fund in accordance with the Fund's investment objectives, policies, and restrictions. The Adviser receives from the Fund, as compensation for its services, a fee, accrued daily and payable monthly, at an annual rate of 0.50% of the Fund's net assets. The Adviser has voluntarily agreed to waive its fees and/or assume certain expenses of the Fund, if necessary, in the event that the Fund's total annual expenses, excluding taxes, interest and extraordinary litigation expenses, during any of its fiscal years, exceed 1.5% of its average daily net asset value in such year. The Fund will not be liable in future years for any fee waivers or expense assumptions made by the Adviser in previous years. If the Adviser waives fees and/or assumes expenses of the Fund, such actions will have the effect of lowering the Fund's expense ratios and increasing the Fund's yield during the time in which the Adviser undertakes such actions.

Under the Contract, the Adviser furnishes at its own expense office space to the Company and all necessary office facilities, equipment, and personnel for managing the assets of the Fund. The Adviser also pays all expenses of marketing shares of the Fund, placement of securities orders and related bookkeeping.

The Fund pays all expenses incident to its operations and business not specifically assumed by the Adviser, including expenses relating to custodial, legal, and auditing charges; printing and mailing of reports and prospectuses to existing shareholders; taxes and corporate fees; maintaining registration of the Fund under the Investment Company Act of 1940, and registration of its shares under the Securities Act of 1933; and qualifying and maintaining qualification of its shares under the securities laws of certain states.

THE "YEAR 2000 ISSUE": Many existing computer programs use only two digits to identify a year in their date fields. These programs were designed and developed without considering the impact of the upcoming change in the century. If not corrected, many computer applications could fail or create erroneous results by or at the year 2000. The Fund is a new Fund, and the Adviser is a newly formed company. All of the computer programs purchased by the Adviser for its own use or for the use of the Fund are new programs and have been warranted as Year 2000 compliant. Further, the Company has entered into agreements with various third parties to provide services to the Fund, and as part of those agreements, has received warranties from each such party that its systems are presently year 2000 compliant, or adequate steps are being undertaken by the party to insure that compliance is met prior to the turn of the century. The Fund will not enter into any agreement with a party unless such warranties are given. Accordingly, at the present time, there do not appear to be any materially adverse consequences to the Fund relating to the Year 2000 issue.

                               GENERAL INFORMATION

The Fund will not issue stock certificates evidencing shares. Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares.

You will be provided at least semi-annually with a report showing the Fund's portfolio and other information and annually after the close of the Fund's fiscal year, which ends September 31, with a report containing audited financial statements.

The Fund's average annual total return is computed by determining the average annual compounded rate of return for a specified period that, if applied to a hypothetical $1000 initial investment, would produce the redeemable value of that investment at the end of the period, assuming reinvestment of all dividends and distributions and with recognition of all recurring charges. The Fund may also utilize a total return calculation for differing periods computed in the same manner but without annualizing the total return.

The Fund's "yield" refers to the income generated by an investment in the fund over a thirty day (or one month) period (which period will be stated). Yield is computed by dividing the net investment income per share earned during the most recent calendar month by the maximum offering price per share on the last day of the month. This income is then "annualized." That is, the mount of income generated by the investment during that thirty-day period is assumed to be generated each month over a twelve month period and is shown as a percentage of the investment.

For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation and dividend income is computed based on the stated dividend rate of each equity security in the Fund's portfolio, and all recurring charges are recognized.

In reports or other communications to investors, or in advertising material, the Fund may describe general economic and market conditions affecting the Fund and may compare its performance with other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar nationally recognized rating services and financial publications that monitor mutual fund performance. The Fund may also, from time to time, compare its performance to the Standard & Poors Composite Index of 500 Stocks ("S&P 500"), a widely recognized, unmanaged index of common stock prices.

According to the law of Maryland, under which the Company is incorporated, and the Company's bylaws, the Company is not required to hold an annual meeting of shareholders unless required to do so under the Investment Company Act of 1940. Accordingly, the Company will not hold annual shareholder meetings unless required to do so under the Act.

The Company will call a meeting of shareholders for the purpose of voting upon the removal of a director or directors when requested in writing to do so by record holders of at least 10% of the Fund's outstanding common shares, and in connection with such meeting will comply with the provisions of section 16(c) of the Investment Company Act of 1940 concerning assistance with a record shareholder communication asking other record shareholders to join in that request.

The Fund and the Adviser have entered into an Investment Services Agreement, dated September 15, 1998 with Declaration Services Company ("DSC") wherein DSC will provide substantially all administrative, accounting and transfer agent services to the Fund. DSC will be paid for such services by the Adviser.

Declaration Distributors, Inc. ("DDI") has agreed to act as principal underwriter for the Fund's shares, pursuant to a Distribution Agreement dated September 15, 1998. The Agreement will expire on September 15, 2000, unless renewed annually thereafter by the Fund's board of directors voting as a whole and by a majority of the Fund's "uninterested" directors, as that term is defined in the Investment Company Act of 1940. Either party to the Distribution Agreement may terminate the agreement on 60 days written notice, and the agreement will terminate automatically in the event of its assignment. DDI will be paid for such services by the Adviser.

                         STOCKCAR STOCKS INDEX FUND(TM)
                                (A No-Load Fund)

Investment Adviser:
-------------------

StockCar Stocks Advisers, LLC
256 Raceway Drive, Suite 11
Mooresville, North Carolina 28115

Custodian:
----------

CoreStates Bank, N.A.
1339 Chestnut Street
Philadelphia, PA  19101-7618

Distributor:
------------

Declaration Distributors, Inc.
555 North Lane, Suite 6160
Conshohocken, PA  19428

Accounting, Transfer and Dividend Disbursing Agent:
---------------------------------------------------

Declaration Services Company
555 North Lane, Suite 6160
Conshohocken, PA  19428


Independent Auditors:
---------------------

Tait, Weller & Baker
8 Penn Center
Philadelphia, PA  19428

Legal Services:
---------------

The Law Offices of David D. Jones, P.C.
555 North Lane, Suite 6160
Conshohocken, PA  19428

No person has been authorized to give any information or to make any representations other than those contained in this prospectus, the statement of additional information or the fund's official sales literature in connection with the offering of shares of the fund, and if given or made, such other information or representations must not be relied upon as having been authorized by the fund.

                       STATEMENT OF ADDITIONAL INFORMATION


                            Dated September 16, 1998



                        STOCKCAR STOCKS MUTUAL FUND, INC.
                                256 Raceway Drive
                        Mooresville, North Carolina 28115
                                  877-223-3863

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of StockCar Stocks Mutual Fund, Inc., dated September 15, 1998. You may obtain a copy of the Prospectus, free of charge, by writing to StockCar Stocks Mutual Fund, Inc, c/o Declaration Service Company, 555 North Lane, Conshohocken, PA 19428 or by calling 877-223-3863.

                                TABLE OF CONTENTS

Investment Policies and Restrictions            Custodian
Investment Adviser                              Transfer Agent
Directors and Officers                          Administration
Performance Information                         Distributor
Purchasing and Redeeming Shares                 Independent Accountants
Tax Information                                 Independent Auditors Report
Portfolio Transactions                          Financial Statements

                      INVESTMENT POLICIES AND RESTRICTIONS

The Fund's investment objectives and the manner in which the Fund pursues its investment objectives are generally discussed in the prospectus under the captions "Investment Objectives and Policies" and "Risk Factors.", and all of that information is incorporated herein by reference.

The Fund is a diversified Fund, meaning that the Fund limits the amount of its assets invested in any one issuer and/or in any one industry, thereby reducing the risk of loss incurred by that issuer or industry. The Fund normally will invest at least 95% of its total net assets in the common stock of Companies comprising the StockCar Stocks Index(TM). Because the Index is itself highly diverse, presently consisting of 52 companies representing ten of thirteen generally recognized industry sectors, the Adviser does not anticipate any diversification problems resulting from the Fund's investment policy. However, if the Fund encounters a problem with respect to the diversification of its investments, or for liquidity purposes, the Fund may invest up to 25% of its net assets in other securities. The complete list of securities in which the Fund may invest is listed below, along with any restrictions on such investments, and, where necessary, a brief discussion of any risks unique to the particular security.

Common Stocks. The Fund may invest in the common stock of the companies comprising the Index. Common stock is issued by companies to raise cash for business purposes and represents a proportionate equity interest in the issuing companies. Therefore, the Fund participates in the success or failure of any company in which it holds common stock. The market value of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are especially sensitive to these factors. Despite the risk of price volatility, however, common stocks historically have offered the greatest potential for gain on investment, compared to other classes of financial assets. Further, there are additional risks inherent in the stock car racing business, and because the Fund will concentrate its investments in companies involved in that sport, the Fund will be exposed to the risks associated with the sport to a greater degree than will funds whose investment policies do not require or allow such concentration., However, the majority of the companies comprising the Index are large, well-established companies with a long history of growth and performance and whose product lines and services are only indirectly related to the stock car racing business, so the risks particular to the stock car racing business are somewhat reduced. Under normal circumstances, the Fund will invest at least 95% of its net assets in the common stock of companies comprising the Index. This is a fundamental policy of the Fund, and may not be changed without a vote of the majority of the outstanding shares of the Fund. A full listing of the Fund's fundamental investment policies, as well as those investment policies which may be changed by the Company's Board of Directors, may be found in the SAI in the Section entitled, "Investment Policies and Restrictions".

Preferred Stock. The Fund may invest in the preferred stock of the companies that comprise the Index, when the Adviser believes that such investments will help the Fund achieve its investment objective of current income without substantially and negatively affecting the Fund's investment objective of capital growth. Preferred stock generally pays dividends at a specified rate and generally has preference over common stock in the payments of dividends and the liquidation of the issuer's assets. Dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Accordingly, Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are also sensitive to changes in interest rates and in the issuer's creditworthiness. Accordingly, shareholders may experience a loss of value due to adverse interest rate movements or a decline in the issuer's credit rating. Finally, preferred stock is not included in the Index, so any investment in such stock will cause the performance of the Fund to vary from that of the index. For these reasons, the Fund will not invest more than 5% of its net assets in preferred stock.

Foreign Securities. The Fund may invest in securities of foreign issuers which are publicly traded on U.S. exchanges either directly or in the form of American Depository Receipts (ADRs), but only if such foreign issuers are included in the Index. The Fund will only invest in ADRs that are issuer sponsored. Sponsored ADRs typically are issued by a U.S. bank or Company company and evidence ownership of underlying securities issued by a foreign corporation. Investments in foreign securities involve greater risks compared to domestic investments. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes. Such taxes may reduce the net return to shareholders. Although the Fund intends to invest in securities of foreign issuers domiciled in nations which the Adviser considers as having stable and friendly governments, there is the possibility of expropriation, confiscation, taxation, currency blockage or political or social instability which could affect investments of foreign issuers domiciled in such nations. Further, there is the risk of loss due to fluctuations in the value of a foreign corporation's currency relative to the U.S.
dollar.

Money Market Funds. The Fund may invest in securities issued by other registered investment companies that invest in short-term debt securities (i.e., money market fund) to maintain liquidity and for temporary and defensive purposes only. As a shareholder of another registered investment company, the Fund would bear its pro rata portion of that company's advisory fees and other expenses. Such fees and expenses will be borne indirectly by the Fund's shareholders. The Fund may invest in such instruments to the extent that such investments do not exceed 10% of the Funds net assets and/or 3% of any investment company's outstanding securities.

Debt Securities. The Fund may invest in U.S. Government debt securities including Treasury Bills and short term notes, to maintain liquidity, for periods not to exceed thirty days. U.S. Government securities include direct obligations of the U.S. Government and obligations issued by U.S. Government agencies and instrumentalities. The market value of such securities fluctuates in response to interest rates and the creditworthiness of the issuer. In the case of securities backed by the full faith and credit of the United States Government, shareholders are only exposed to interest rate risk. The Fund will not invest more than 25% of its net assets in such securities, and will not invest in any such security with a maturity in excess of one year.

Repurchase Agreements. The Fund may invest a portion of its assets in repurchase agreements ("Repos") with broker-dealers, banks and other financial institutions to maintain liquidity, provided that the Fund's custodian always has possession of the securities serving as collateral for the Repos or has proper evidence of book entry receipt of said securities. In a Repo, the Fund purchases securities subject to the seller's simultaneous agreement to repurchase those securities from the Fund at a specified time (usually one day) and price. The repurchase price reflects an agreed-upon interest rate during the time of investment. All Repos entered into by the Fund must be collateralized by U.S. Government Securities, the market values of which equal or exceed 102% of the principal amount of the money invested by the Fund. If an institution with whom the Fund has entered into a Repo enters insolvency proceedings, the resulting delay, if any, in the Fund's ability to liquidate the securities serving as collateral could cause the Fund some loss if the securities declined in value prior to liquidation. To minimize the risk of such loss, the Fund will enter into Repos only with institutions and dealers considered creditworthy, and will not invest more than 25% of its net assets in such transactions, and for periods not to exceed thirty days.

Cash Reserves. The Fund may, to meet liquidity needs, hold up to 25% of its net assets in cash for periods not to exceed thirty days. The primary risk associated with such a policy is that the Fund's performance will vary, perhaps significantly, from the performance of the Index when the Fund holds such a high percentage of cash reserves.

Futures and Options On Equity Securities and the Index. The Fund may enter into futures contracts relating to the equity securities of companies included in the Index, may write (i.e. sell) covered put and call options on such securities and on the Index, and may purchase put and call options on such equity securities and on the Index. Such options can include long-term options with durations of up to three years. Although not normally anticipated to be widely employed, the Fund may use futures and options to increase or decrease its exposure to the effects of changes in security prices, to hedge securities held, to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures or options contract is priced more attractively than the underlying security or index. The Fund may enter into these transactions so long as the value of the underlying securities on which such options or futures contracts may be written at any one time does not exceed 100% of the net assets of the Fund, and so long as the initial margin required to enter into such contracts does not exceed ten percent (10%)of the Fund's total net assets.

Risk Factors Associated With Futures And Options. The primary risks associated with the use of options and futures are; (1) imperfect correlation between a change in the value of the underlying security or index and a change in the price of the option or futures contract, and (2) the possible lack of a liquid secondary market for an options or futures contract and the resulting inability of the Fund to close out the position prior to the maturity date. The risk of imperfect correlation will be minimized by investing only in those contracts whose price fluctuations are expected to resemble those of the Fund's underlying securities. The risk that the Fund will be unable to close out a position will be minimized by entering into such transactions only on national exchanges and over-the-counter markets with an active and liquid secondary market.

Restricted And Illiquid Securities. The Fund will not invest more than 15% of its net assets in securities that the Adviser determines, under the supervision of the Board of Directors, to be illiquid and/or restricted. Illiquid securities are securities that cannot be liquidated within seven (7) days at the approximate price at which the Fund has valued the instrument. Also, the sale of some illiquid and other types of securities may be subject to legal restrictions. Because illiquid and restricted securities may present a greater risk of loss than other types of securities, due to their lack of a ready market, the Fund will not invest in such securities in excess of the limits set forth above. You should be aware that in the event that more than 15% of the Index is comprised of companies considered to be illiquid, the Fund will be unable to precisely match its investments to the percentages contained in the Index, and that inability may pose additional risks to the Fund, including the risk that the performance of the Fund will vary from that of the Index.

When-Issued Securities And Delayed-Delivery Transactions. The Fund may purchase securities of companies comprising the Index on a when-issued basis, and it may purchase or sell such securities for delayed-delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place at some future date. The Fund may enter into such transactions when, in the Adviser's opinion, doing so may secure an advantageous yield and/or price to the Fund that might otherwise be unavailable. The Fund has not established any limit on the percentage of assets it may commit to such transactions, but to minimize the risks of entering into these transactions, the Fund will maintain a segregated account with its Custodian consisting of cash, cash equivalents, U.S. Government Securities or other high-grade liquid debt securities, denominated in U.S. dollars or non-U.S. currencies, in an amount equal to the aggregate fair market value of its commitments to such transactions.

Portfolio Turnover. The Fund has no operating history and therefore has no reportable portfolio turnover. Higher portfolio turnover rates may result in higher rates of net realized capital gains to the Fund, thus the portion of the Fund's distributions constituting taxable gains may increase. In addition, higher portfolio turnover activity can result in higher brokerage costs to the Fund. The Fund anticipates that its annual portfolio turnover will be not greater than 50%.

The complete list of the Fund's investment restrictions is as follows:

The Fund will not:

1. To the extent of 75% of its assets (valued at time of investment), invest more than 5% of its assets in securities of any one issuer, except in obligations of the United States Government and its agencies and instrumentalities;

2. Acquire securities of any one issuer that at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

3. Borrow money except from banks for temporary or emergency purposes in amounts not exceeding 5% of the value of the Fund's assets at the time of borrowing;

4. Underwrite the distribution of securities of other issuers, or acquire "restricted" securities that, in the event of a resale, might be required to be registered under the Securities Act of 1933;

5.   Make margin purchases or short sales of securities;

6. Invest in companies for the purpose of management or the exercise of control;

7. Lend money (but this restriction shall not prevent the Fund from investing in debt securities or repurchase agreements).

8. Acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Company or an officer, director or other affiliated person of the Adviser or Distributor.


9.   Invest in oil, gas or other mineral exploration or development programs, or
     marketable   securities  of  companies  engaged  in  oil,  gas  or  mineral exploration, unless such companies are included in the Index;

10. Purchase or sell real estate or real estate loans or real estate limited partnerships, or invest in marketable securities of companies that invest in real estate or interests in real estate, unless such issuers are included in the Index.


11. Engage in the writing of put and call options, except that the Fund may write (i.e. sell) covered put and call options, and may purchase put and call options, on the equity securities of companies included in the Index and on the Index itself. The Fund may enter into these transactions so long as the value of the underlying securities on which such options contracts may be written at any one time does not exceed 100% of the net assets of the Fund, and so long as the initial margin required to enter into such contracts does not exceed ten percent (10%)of the Fund's total net assets.

12.  Purchase warrants on securities.

13.  Issue senior securities.

14.  Invest in commodities or in commodities futures or options.


15. Invest more than 5% of its assets (valued at time of investment) in common stock of issuers that are not included in the StockCar Stocks Index.

Restrictions 1 through 15 listed above are fundamental policies, and may be changed only with the approval of a "majority of the outstanding voting securities" of the Fund as defined in the Investment Company Act of 1940.

The Fund has also adopted the following restrictions that may be changed by the Board of Directors without shareholder approval:

The Fund may not:

a. Invest more than 5% of its net assets (valued at the time of investment) in preferred stock;

b. Invest more than 5% of its net assets (valued at time of investment) in securities that are not readily marketable;

c. Acquire securities of other investment companies except (a) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and
     (b) where acquisition results from a dividend or merger, consolidation or other reorganization.


d. purchase more than 3% of the voting securities of any one investment company nor invest more than 5% of the Funds assets (valued at time of investment) in all investment company securities purchased by the Fund;


e. Pledge, mortgage or hypothecate its assets, except for temporary or emergency purposes and then to an extent not greater than 5% of its total assets at cost;


f. Invest more than 5% of the Fund's assets (valued at time of investment) in initial margin deposits of options or futures contracts;

g.   Invest more than 5% of its net assets, in the aggregate, in any one or more
     of  the  following  investments:   cash,  money  market  instruments,  debt
     securities and/or repurchase agreements.


                               INVESTMENT ADVISER

Information on the Fund's investment adviser, StockCar Stocks Advisors, LLC, is set forth in the prospectus under "Investment Adviser," and is incorporated herein by reference.

The adviser is a North Carolina Limited Liability Company, and was registered as a registered investment adviser with the Securities and Exchange Commission in July, 1998. John P. Allen II is the Chief Executive Officer with a 64% interest in the company. Robert T. Carter is Portfolio Manager. Mr. Carter is principally responsible for the investment operations of the Fund.

Mr. Carter, the Fund's portfolio manager, has over thirty-five years experience managing funds for registered investment companies and private and institutional clients. From 1996-1998, Mr. Carter was Head of Private Client Financial and Advisory Services for McCauley Development Group in Chicago, Illinois. He was a senior equity and fixed-income portfolio manager for Duff & Phelps Investment Management in Chicago, Illinois from1989-1996, managing over $300 million in mutual fund, institutional and private client assets. Mr. Carter has managed private client, institutional and mutual fund assets since 1960. Mr. Carter is a Chartered Financial Analyst and a graduate of The College of Wooster.

The Advisory Agreement provides that the adviser shall not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act or omission in connection with services under the Agreement, except by reason of the adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Advisory Agreement.

The Advisory Agreement expires on September 15, 2000, but may be continued from year to year so long as its continuance is approved annually (a) by the vote of a majority of the Directors of the Fund who are not "interested persons" of the Fund or the adviser cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors as a whole or by the vote of a majority (as defined in the Investment Company Act of 1940, the "1940 Act") of the outstanding shares of the Fund. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

                             DIRECTORS AND OFFICERS

The board of directors has overall responsibility for conduct of the Company's affairs. The day-to-day operations of the Fund are managed by the Adviser, subject to the bylaws of the Company and review by the Board of Directors. The directors of the Company, including those directors who are also officers, are listed below. The business address of each director is:

                           256 Raceway Drive, Suite 11
                        Mooresville, North Carolina 28115

Name, Age, Position                     Principal Occupation For the
with Fund                               Last Five Years
--------------------------------------------------------------------------------

John P. Allen, II (Age 26)*             Previously   was   Vice   President   of
Director, President of Fund,            marketing for NationsBanc Advisers, Inc.
Chief Executive Officer of Adviser      from  1994  to  1998.   Chief  Executive
                                        Officer  of  StockCar  Stocks  Advisors,
                                        LLC, the investment  Adviser to StockCar
                                        Stocks Index Fund, since May, 1998. BS from Davidson College.

Kim Torrence  (Age 27)*                 Previously  was a broker  in the  direct
Director, Secretary of Fund             sales unit of  NationsBanc  Investments,
                                        Inc.  from  1996 to 1998.  President  of
                                        StockCar  Stocks   Advisors,   LLC,  the
                                        investment  Adviser to  StockCar  Stocks
                                        Index  Fund,  since May,  1998.  BA from
                                        Stetson University, 1993.

Pamela K. Clement (Age 44)*             Managing   Partner,   Piedmont   Venture
Director of Fund, Adviser               Partners  since  1996.   Previously  was
                                        President,  Chief Operating  Officer and
                                        Director    of    Sovereign    Advisers,
                                        co-founder, Chairman and Director of New
                                        York based Prime Asset Management Corp.,
                                        and was a senior officer at Smith Barney
                                        and  Lehman   Brothers.   She  currently
                                        serves  on the  Board  of  Directors  of
                                        American   Aircarriers   Support,   Inc.
                                        (NASDAQ:  AIRS)  and on the  boards of a
                                        number of private portfolio companies in
                                        Piedmont's    venture   fund   including
                                        MotorTrax     Interactive.     MotorTrax
                                        Interactive  has  licensing   agreements
                                        with  NASCAR and dozens of top  drivers,
                                        including   Dale   Earnhardt   and  Jeff
                                        Gordon,    to    broadcast    the   live
                                        conversations  between  drivers and crew
                                        via telephone and the Internet.  Pam has
                                        over 23 years  experience  as a  venture
                                        capitalist,   Wall   Street   investment
                                        professional  and  institutional   money
                                        manager.

David M. Furr (Age 40)*                 An attorney since 1983  practicing  with
Director of Fund, Adviser               Gray, Layton,  Kersh,  Solomon,  Sigmon,
                                        Furr & Smith,  P.A. in  Gastonia,  North
                                        Carolina,  David brings extensive NASCAR
                                        experience   and   connections,   having
                                        represented  the sale of  Sports  Image,
                                        Inc.,   owned   by   Dale   and   Teresa
                                        Earnhardt,    to   Action    Performance
                                        Companies,  Inc. (NASDAQ: ACTN). He also
                                        served as general  counsel to the NASCAR
                                        licensees MotorTrax Interactive and Wave
                                        Media.   David  brings   extensive  Wall
                                        Street contacts,  having assisted in the
                                        public  offerings of Action  Performance
                                        and Wheels Sports Group (NASDAQ:  RACN),
                                        and   most    recently   took   American
                                        Aircarriers Support, Inc. (NASDAQ: AIRS) public.

Sean M. Jones  (Age 34)                 Attorney  with  the  law  firm  Kennedy,
Director                                Covington,  Lobdell & Hickman, L.L.P. in
                                        Charlotte, NC. since 1993. Mr. Jones specializes in corporate, securities, mergers and acquisitions. Mr. Jones was formerly with the firms of Webster &
                                        Sheffield  and  Haythe &  Curley  in New
                                        York City.

Scott R. Poole  (Age 26)                Associate   with   NationsBank   Capital
Director                                Investors in Charlotte,  NC. since 1995.
                                        Mr.   Poole   works  in  the   principal
                                        investment  group  which  provides  risk
                                        capital for growth financings,  buyouts,
                                        acquisitions   and    recapitalizations.
                                        Previously  Mr.  Poole  was a  Financial
                                        Analyst   with   First   Union   Capital
                                        Partners  specializing in private equity
                                        and    subordinated    debt    financing
                                        (1994-95).   Graduated   university   of
                                        Virginia in 1994.

Andrew Miller  (Age 28)                 President  of  Research   Solutions,   a
Director                                quantitative   research  and  consulting
                                        firm   specializing   in  the  financial
                                        services   industry  since  1997.   Most
                                        recently he served as an Investment  and
                                        Communication   Consultant   at   Putnam
                                        Investments in Boston  (1196-97).  Prior
                                        to  working at Putnam  Investments,  Mr.
                                        Miller was employed as an Assistant Vice
                                        President   of    Retirement    Services
                                        Marketing   at   NationsBanc   Advisers,
                                        Inc.(1992-96)

Heather Wharton-Flynn (Age 31)          Previously   worked   at  the  New  York
Director                                offices  of  Chase  Manhattan  Bank  and
                                        United  Bank  of   Switzerland   in  the
                                        Institutional      Index      Management
                                        Department.   Ms.   Wharton-Flynn   also
                                        served as Vice  President  of  marketing
                                        for    NationsBanc    Advisers,     Inc.
                                        (1992-97).  Currently  is  President  of
                                        Pentimento,  LLC in Charlotte, NC. since
                                        1997.

* Indicates an "interested person" as defined in the Investment Company Act of 1940.

The Corporation was organized as a Maryland Corporation on May 18, 1998 (See the Sections titled "Management of the Fund" and "General Information" in the Fund's Prospectus). The table below sets forth the compensation anticipated to be paid by the Corporation to each of the directors of the Corporation during the fiscal year ending December 31, 1998.

Name of Director      Compensation   Pension       Annual   Total Compensation
                       from Corp     Benefits     Benefits   Paid to Director
--------------------------------------------------------------------------------
John P. Allen II         $ 0.00       $ 0.00       $ 0.00        $ 0.00

Kim Torrence             $ 0.00       $ 0.00       $ 0.00        $ 0.00

Pamela K. Clement        $ 0.00       $ 0.00       $ 0.00        $ 0.00

David M. Furr            $ 0.00       $ 0.00       $ 0.00        $ 0.00

Sean M. Jones            $ 0.00       $ 0.00       $ 0.00        $ 0.00

Scott R Poole            $ 0.00       $ 0.00       $ 0.00        $ 0.00

Andrew Miller            $ 0.00       $ 0.00       $ 0.00        $ 0.00

Heather Wharton          $ 0.00       $ 0.00       $ 0.00        $ 0.00
-Flynn

The Adviser intends to purchase 10,000 shares of the Fund prior to the effective date of the Fund's registration and will be deemed initially to control the Fund.

The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by record holders of at least 10% of the Fund's outstanding common shares. The Corporation's bylaws contain procedures for the removal of directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of the removed directors.

                             PERFORMANCE INFORMATION

From time to time the Fund may quote total return figures. "Total Return" for a period is the percentage change in value during the period of an investment in Fund shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return Percentage for the period.

                                                          [n]
Average Annual Total Return is computed as follows: P(1+T)    = ERV

Where:         P   = a hypothetical initial investment of $1000]
               T   = average annual total return
               n   = number of years
               ERV = ending redeemable value of shares at the end of the period

Yield. The Fund may advertise performance in terms of a 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                                 6
                          Yield = 2[(a-b/cd + 1)  - 1]

Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursement) c = the average daily number of shares outstanding during the period that they were entitled to receive dividends
               d = the maximum offering price per share on the last day of the period

The Fund imposes no sales charge and pays no distribution expenses. Income taxes are not taken into account. The Fund's performance is a function of conditions in the securities markets, portfolio management, and operating expenses. Although information such as that shown above is useful in reviewing the Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

In sales literature, the Fund's performance may be compared with that of market indices and other mutual funds. In addition to the above computations, the Fund might use comparative performance as computed in a ranking determined by Lipper Analytical Services, Morningstar, Inc., or that of another service.

                         PURCHASING AND REDEEMING SHARES

Purchases and redemptions are discussed in the Fund's prospectus under the headings "Purchasing Shares" and "Redeeming Shares." All of that information is incorporated herein by reference.

Redemptions will be made at net asset value. The Fund's net asset value is determined on days on which the New York Stock Exchange is open for trading. For purposes of computing the net asset value of a share of the Fund, securities traded on security exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales price at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair market value as determined in good faith by the Adviser, subject to the review and supervision of the board of directors. The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order.

The Fund is open for business on each day that the New York Stock Exchange ("NYSE") is open. The Fund's share price or net asset value per share ("NAV") is normally determined as of 4:00 p.m., New York time. The Fund's share price is calculated by subtracting its liabilities from the closing fair market value of its total assets and dividing the result by the total number of shares outstanding on that day. Fund liabilities include accrued expenses and dividends payable, and its total assets include the market value of the portfolio securities as well as income accrued but not yet received. Since the Fund generally does not charge sales or redemption fees, the NAV is the offering price for shares of the Fund. For shares redeemed prior to being held for at least six months, the redemption value is the NAV less a service fee equal to 0.50% of the NAV.

                                 TAX INFORMATION

The Fund intends to qualify as a regulated investment company under the Internal Revenue Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. To qualify as a regulated investment company, the Fund must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities.

If the Fund qualifies as a regulated investment company and distributes at least 90% of its net investment income, the Fund will not be subject to Federal income tax on the income so distributed. However, the Fund would be subject to corporate income tax on any undistributed income other than tax-exempt income from municipal securities.

The Fund intends to distribute to shareholders, at least annually, substantially all net investment income and any net capital gains realized from sales of the Fund's portfolio securities. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless the shareholder has requested in writing to have them paid by check.

Dividends from investment income and net short-term capital gains are generally taxable to the shareholder as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares in the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

Each shareholder is advised annually of the source of distributions for federal income tax purposes. A shareholder who is not subject to federal income tax will not be required to pay tax on distributions received.

If shares are purchased shortly before a record date for a distribution, the shareholder will, in effect, receive a return of a portion of his investment, but the distribution will be taxable to him even if the net asset value of the shares is reduced below the shareholder's cost. However, for federal income tax purposes the original cost would continue as the tax basis.

If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 31% (backup withholding) from dividend, capital gain and redemption payments to him. Dividend and capital gain payments may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding due to the under-reporting of certain income.

Taxation of the Shareholder. Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

Distributions by the Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares include the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Each investor should consult a tax Adviser regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

Dividends. A portion of the Fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the Fund's income is derived from qualifying dividends. Because the Fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the Fund that qualifies for the deduction generally will be less than 100%. The Fund will notify corporate shareholders annually of the percentage of Fund dividends that qualifies for the dividend received deductions.

A portion of the Fund's dividends derived from certain U.S. Government obligations may be exempt from state and local taxation. Short-term capital gains are distributed as dividend income. The Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

Capital Gain Distribution. Long-term capital gains earned by the Fund from the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of the Fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by the Fund are taxable to shareholders as dividends, not as capital gains.

                             PORTFOLIO TRANSACTIONS

The Fund will generally purchase and sell securities without regard to the length of time the security has been held. Accordingly, it can be expected that the rate of portfolio turnover may be substantial. The Fund expects that its annual portfolio turnover rate will not exceed 50% under normal conditions. However, there can be no assurance that the Fund will not exceed this rate, and the portfolio turnover rate may vary from year to year.

High portfolio turnover in any year will result in the payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. Distributions to shareholders of such investment gains, to the extent they consist of short-term capital gains, will be considered ordinary income for federal income tax purposes.

Decisions to buy and sell securities for the Fund are made by the Adviser subject to review by the Corporation's Board of Directors. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in the best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly.

                                    CUSTODIAN

CoreStates Bank, 1345 Chestnut Street, Philadelphia PA 19101, acts as custodian for the Fund. As such, CoreStates Bank holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Company. CoreStates does not exercise any supervisory function over management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders.

                                 TRANSFER AGENT

Declaration Services Company ("DSC") acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to a written agreement with the Company and the Adviser, dated September 15, 1998 . Under the agreement, DSC is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the services to be rendered as transfer agent, The Adviser shall pay Declaration Service Company an annual fee, paid monthly, based on the average net assets of the Fund, as determined by valuations made as of the close of each business day of the month.

                                 ADMINISTRATION

Declaration Service Company also acts as Administrator to the Fund pursuant to a written agreement with the Company and Adviser, dated September 15, 1998. The Administrator supervises all aspects of the operations of the Fund except those performed by the Fund's investment adviser under the Fund's investment advisory agreement. The Administrator is responsible for:

(a)  calculating the Fund's net asset value

(b) preparing and maintaining the books and accounts specified in Rule 31a-1 and 31a-2 of the Investment Company Act of 1940

(c) preparing financial statements contained in reports to stockholders of the Fund

(d)  preparing the Fund's federal and state tax returns

(e)  preparing  reports and filings with the Securities  and Exchange Commission

(f)  preparing filings with state Blue Sky authorities

(g)  maintaining the Fund's financial accounts and records

For the services to be rendered as Administrator, The Adviser shall pay Declaration Service Company an annual fee, paid monthly, based on the average net assets of the Fund, as determined by valuations made as of the close of each business day of the month.

                                   DISTRIBUTOR

Declaration Distributors, Inc., 555 North Lane, Suite 6160, Conshohocken, PA 19428, will be the principal underwriter of the Fund's shares pursuant to a written agreement with the Fund dated September 15, 1998. For its services to the Fund, the Distributor will be paid a monthly fee equal to $20,000 annually. Until the Fund reaches assets of $25 million, no fees will be paid to the Distributor. The Distributor is a wholly owned subsidiary of Declaration Holdings, a Delaware corporation. The Distributor specializes in providing distribution services to small and medium-sized mutual funds. The Distributor is affiliated with Declaration Service Company.

                             INDEPENDENT ACCOUNTANTS

Tait, Weller & Baker, 8 Penn Center, Philadelphia, PA have agreed to act as the Fund's independent auditors for the first fiscal year.

                                  LEGAL COUNSEL

The Law Offices of David D. Jones, P.C., 555 North Lane, Conshohocken, PA, 19428, has passed on certain legal matters relating to this registration and acts as legal counsel to the Company.

                         REPORT OF INDEPENDENT AUDITORS

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of StockCar Stocks Mutual Fund, Inc.
Mooresville, North Carolina

We have audited the accompanying statement of assets and liabilities of The StockCar Stocks Mutual Fund, Inc. (consisting of the StockCar Stocks Mutual
Fund). This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit of the statement of assets and liabilities provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of the StockCar Stocks Mutual Fund as of September 9, 1998, in conformity with generally accepted accounting principles.

Philadelphia, Pennsylvania
September 9, 1998

                       STATEMENT OF ASSETS AND LIABILITIES


STOCKCAR STOCKS MUTUAL FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 9, 1998
--------------------------------------------------------------------------------

ASSETS
    Cash                                                             $100,000
                                                                     --------

LIABILITIES                                                                --
                                                                     --------

NET ASSETS                                                           $100,000
                                                                     ========

Shares of capital stock outstanding, unlimited amount authorized        6,667
                                                                     ========

Net asset value, offering and redemption price per share             $  15.00
                                                                     ========

At September 9, 1998 the components of net assets were as follows:
    Paid-in capital                                                  $100,000
                                                                     ========

--------------------------------------------------------------------------------
*SEE NOTES TO STATEMENT OF ASSETS AND LIABILITIES

STOCKCAR STOCKS MUTUAL FUND

NOTE TO STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 9, 1998
--------------------------------------------------------------------------------

(1)  ORGANIZATION

     StockCar Stocks Mutual Fund, Inc. (the "COMPANY"), is registered under the Investment Company Act of 1940, as amended (the "1940 ACT"), as an open-end management investment company and is authorized to issue shares of capital stock. The Company currently offers shares of capital stock in one portfolio, the StockCar Stocks Mutual Fund.

     The Company was organized on May 18, 1998, and between that date and September 9, 1998, the Company had no operations other than those relating to organizational matters and the registration of its shares under applicable securities laws.

--------------------------------------------------------------------------------

                                     PART C
                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits
--------  ---------------------------------

(a)  Financial Statements included in Part B
          Report of Independent Auditors
          Statement of Assets and Liabilities

(b)  Exhibits
     1.   Articles of Incorporation
     2.   Bylaws of Registrant
     3.   Voting Company Agreements [Not Applicable]
     4.   Shareholder Rights [See Exhibit 1, Articles of Incorporation,  Article
          IV]
     5.   Investment Advisory Agreement
     6.   Distribution Agreement
     7. Bonus, Profit Sharing and other Compensation Plans for Directors [Not Applicable]
     8.   Custodian Agreement
     9.   Operating Services Agreement
     9.1  Investment Services Agreement
     10.  Opinion of Counsel
     11.  Consent of Independent Auditors
     12.  Financial Statements omitted from item 23 [Not Applicable]
     13.  Subscription Agreement
     13.1 New Account Application
     14.  Individual Retirement Account Custodial Agreement
     15.  Rule 12b-1 Plan of Distribution [Not Applicable]
     16.  Performance Computation Schedules [Not Applicable]
     17.  Financial Data Schedule
     18.  Rule 18f-3 Plan [Not Applicable]

Item 25.  Persons Controlled by or under Common Control with Registrant.
--------  --------------------------------------------------------------

No person is directly or indirectly controlled by, or under common control with the Registrant. StockCar Stocks Advisors, LLC intends to purchase 10,000 shares of the Fund prior to the effective ate of the Fund's registration and will be deemed initially to control the Fund.

Item 26.  Number of Holders of Securities.
--------  --------------------------------

As of the date of filing of this registration statement there were no record holders of capital stock of registrant. StockCar Stocks Advisors, LLC intends to purchase 10,000 shares of the Fund prior to the effective ate of the Fund's registration and will be deemed initially to control the Fund.

Item 27.  Indemnification.
--------  ----------------

Section 2-418 of the General Corporation Law of Maryland authorizes the registrant to indemnify its directors and officers under specified circumstances. Section 7 of Article VII of the bylaws of the registrant (exhibit 2 to the registration statement, which is incorporated herein by reference) provides in effect that the registrant shall provide certain indemnification to its directors and officers. In accordance with section 17(h) of the Investment Company Act, this provision of the bylaws shall not protect any person against any liability to the registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Item 28.  Business and Other Connections of Investment Adviser.
--------  -----------------------------------------------------

The Adviser is a new company.  It has no other business or other connections.

Item 29.  Principal Underwriters.
--------  -----------------------

Declaration Distributors, Inc., 555 North Lane, Suite 6160, Conshohocken, PA will be the Fund's principal underwriter.

Item 30.  Location of Accounts and Records.
--------  ---------------------------------

Declaration Service Company.
555 North Lane, Suite 6160
Conshohocken, PA

StockCar Stocks Advisers, LLC
256 Raceway Drive, Suite 11
Mooresville, NC 28115

Item 31.  Management Services.
--------  --------------------

Declaration Services Company.
555 North Lane, Suite 6160
Conshohocken, PA

Item 32.  Undertakings.
--------  -------------

The Registrant will file a post effective amendment containing financial statements which need not be certified, within four to six months from the effective date of this registration statement.

Registrant undertakes to call a meeting of shareholders for purposes of voting upon the question of removal of one or more Directors when requested in writing to do so by the holders of at least 10% of the Company's outstanding shares, and in connection with such meeting, to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Charlotte and State of North Carolina on the 16th day of September, 1998.

                        StockCar Stocks Mutual Fund, Inc.
                                  (Registrant)

                        By: /s/ John P. Allen, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name                            Title                        Date

/s/ Kim Torrence                Director, Secretary          September 16, 1998

/s/ Pamela K. Clement           Director                     September 16, 1998

/s/ David M. Furr               Director                     September 16, 1998

/s/ Sean M. Jones               Director                     September 16, 1998

/s/ Scott R. Poole              Director                     September 16, 1998

/s/ Andrew Miller               Director                     September 16, 1998

/s/ Heather Wharton-            Director                     September 16, 1998
Flynn

                                  EXHIBIT INDEX

Exhibit No.    Exhibit Description
-----------    -------------------
EX-99.B1       Incorporated by reference from Pre-effective  Amendment # 2 filed on or about September 11, 1998.
EX-99.B2       Incorporated by reference from Pre-effective  Amendment # 2 filed on or about September 11, 1998.
EX-99.B5       Incorporated by reference from Pre-effective  Amendment # 1 filed on or about July 29, 1998.
EX-99.B6       Incorporated by reference from Pre-effective  Amendment # 1 filed on or about July 29, 1998.
EX-99.B8       Incorporated by reference from Pre-effective  Amendment # 2 filed on or about September 11, 1998.
EX-99.B9       Incorporated by reference from Pre-effective  Amendment # 1 filed on or about July 29, 1998.
EX-99.B9.1     Incorporated by reference from Pre-effective  Amendment # 1 filed on or about July 29, 1998.
EX-99.B10      Incorporated by reference from Pre-effective  Amendment # 2 filed on or about September 11, 1998.
EX-99.B11      Incorporated by reference from Pre-effective  Amendment # 2 filed on or about September 11, 1998.
EX-99.B13      Incorporated by reference from Pre-effective  Amendment # 2 filed on or about September 11, 1998.
EX-99.B13.1    Incorporated by reference from Pre-effective  Amendment # 2 filed on or about September 11, 1998.
EX-99.B14      Incorporated by reference from Pre-effective  Amendment # 2 filed on or about September 11, 1998.
EX-99.B17      Incorporated by reference from Pre-effective  Amendment # 2 filed on or about September 11, 1998.
--------------------------------------------------------------------------------